UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 26, 2004

China Pharmaceuticals International Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Virgin Islands (British)	0-28879	98-0348508
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

14066 Catalina Street, San Leandro, CA		94577
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code	(510) 483-2383

China Pharmaceuticals Corporation, 3753 Howard Hughes Parkway, Suite 200, Las Vegas, Nevada 89109
______________________________________________
Former name or former address, if changed since last report

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Item 8.01. Other Events.

The registrant announced that effective August 26, 2004, its common stock will trade under the symbol "CPICF" on the OTC Bulletin Board. The new symbol results from its name change to China Pharmaceuticals International Corporation and its change of domicile to the British Virgin Islands. The new CUSIP number for the common stock is G2157A 10 7.

The information in this Form 8-K shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any such filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

China Pharmaceuticals International Corporation (Registrant)

August 26, 2004	By:	Aaron Zhu

Name: Aaron Zhu
Title: President

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